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                                                                   Exhibit 10.15

                  AMENDMENT TO AFFILIATE REGISTRATION AGREEMENT

     This Amendment (the "Amendment") is executed on and entered into as of November 10, 1994 among AV Alarm, Inc., a Texas corporation (the "Company") and James R. Hull (the "Shareholder").

                                    Recitals:

     The Company and the Shareholder have entered into an Affiliate Registration Agreement (the "Registration Agreement") dated as of October 21, 1994. The Company desires to enter into Warrant Agreement (the "Warrant Agreement") with Heller Financial, Inc., a Delaware corporation ("Heller"). The Company desires to grant certain registration rights to the holders of warrants granted pursuant to the Warrant Agreement. The Company and the Shareholder desire to amend certain provisions in the Registration Agreement.

     The parties agree as follows:

     1. Amendments. Paragraphs 1(c) and 1(d) of the Registration Agreement are hereby amended to read in its entirety as follows:

               "(c) Priority on Primary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Issued Warrant Shares (as defined in the Warrant Agreement), (iii) third, the Underlying Common Stock requested to be included in such registration, pro rata among the holders of such Underlying Common Stock on the basis of the number of shares owned by each such holder, (iv) fourth, securities other than Underlying Common Stock requested to be included in such registration by holders of Underlying Common Stock and non-Purchaser Affiliates, and (v) fifth, other securities requested to be included in such registration.

               (d) Priority on Secondary Registrations. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the Issued Warrant Shares, (ii) second, the securities requested to be included therein by the holders requesting such registration, (iii) third, the Underlying Common Stock requested to be included in such registration, pro rata among the holders of such Underlying Common Stock on the basis of the number of shares owned by each such holder, (iv) fourth, securities other than Underlying Common Stock

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          requested to be included in such registration by holders of Underlying
          Common Stock and non-Purchaser Affiliates, and (v) fifth, other securities requested to be included in such registration."

All other provisions of the Registration Agreement shall remain in full force and effect and shall not be deemed altered or amended by reason of any provision of this Amendment.

     2. Miscellaneous.

     (a) Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

     (b) Governing Law. The construction, validity and interpretation of this Amendment will be governed by and construed in accordance with the domestic laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                                      * * *

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                                        COMPANY:

                                        AV Alarm, Inc.


                                        By: /s/ James R. Hull
                                            ------------------------------------
                                            James R. Hull,
                                            President

                                        PURCHASERS:

                                        Austin Ventures III-A, L.P.


                                        By AV Partners III, L.P.
                                        Its General Partner


                                        By:
                                            ------------------------------------
                                            Blaine F. Wesner,
                                            Authorized Signatory


                                        Austin Ventures III-B, L.P.


                                        By AV Partners III, L.P.
                                        Its General Partner


                                        By:
                                            ------------------------------------
                                            Blaine F. Wesner,
                                            Authorized Signatory

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                                                    COMPANY:

                                                    AV Alarm, Inc.


                                                    By:
                                                        ------------------------
                                                        James R. Hull,
                                                        President

                                                    PURCHASERS:

                                                    Austin Ventures III-A, L.P.

                                                    By AV Partners III, L.P.
                                                    Its General Partner


                                                    By: /s/ Blaine F. Wesner
                                                        ------------------------
                                                        Blaine F. Wesner,
                                                        Authorized Signatory

                                                    Austin Ventures III-B, L.P.

                                                    By AV Partners III, L.P.
                                                    Its General Partner


                                                    By: /s/ Blaine F. Wesner
                                                        ------------------------
                                                        Blaine F. Wesner,
                                                        Authorized Signatory

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